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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): April 29, 2003


                  CWMBS, INC., (as depositor under the
                  Pooling and Servicing Agreement, dated
                  as of April 1, 2003, providing for the
                  issuance of the CWMBS, INC., Alternative
                  Loan Trust 2003-7T1, Mortgage
                  Pass-Through Certificates, Series
                  2003-17).


                                   CWMBS, INC.
             -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-103029                  95-4449516
-----------------------------   ------------------------       ----------------
(State of Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                  4500 Park Granada
                 Calabasas, California                          91302
         ------------------------------------                ------------
                (Address of Principal                         (Zip Code)
                  Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-17, BEAR, STEARNS & CO. INC. ("BEAR, STEARNS"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "BEAR, STEARNS Computational Materials") for distribution to its potential investors. Although the Company provided BEAR, STEARNS with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the BEAR, STEARNS Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The BEAR, STEARNS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 29, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 24, 2003 and the prospectus supplement dated April 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-17.



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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 BEAR, STEARNS Computational Materials filed on Form SE dated April 29, 2003


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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.




                                                By: / s / Darren Bigby
                                                    ------------------------
                                                   Darren Bigby
                                                   Vice President


Dated:  April 29, 2003

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                                  Exhibit Index
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Exhibit                                                                   Page
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99.1  BEAR, STEARNS Computational Materials filed on Form SE dated         6
      April 29,2003.


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